[LOGO] POPULAR                                                        [LOGO]
       ABS, INC.(SM)                                                    FBR

                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-C

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-C                                          INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 27,802,632
                                                                    106 RECORDS
================================================================================

                                                                              Weighted
                                                                   Weighted    Average
                                                 Current    Pct by  Average     Stated  Weighted Weighted
                                     # of      Principal      Curr    Gross  Remaining   Average  Average
Current Principal Balance ($)       Loans        Balance  Prin Bal   Coupon       Term  Orig LTV     FICO
---------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00                 9   1,249,350.00      4.49    6.482        359     78.98      663
150,000.01 - 200,000.00                28   4,856,583.67     17.47    6.269        359     81.18      675
200,000.01 - 250,000.00                25   5,565,078.63     20.02    6.428        358     83.73      655
250,000.01 - 300,000.00                14   3,855,620.00     13.87    6.300        359     82.09      654
300,000.01 - 350,000.00                11   3,466,833.73     12.47    6.507        359     84.27      681
350,000.01 - 400,000.00                 7   2,586,170.00      9.30    6.582        358     84.02      656
400,000.01 - 450,000.00                 5   2,117,896.24      7.62    6.332        358     81.69      661
450,000.01 - 500,000.00                 2     971,100.00      3.49    6.243        359     77.82      641
500,000.01 - 550,000.00                 1     540,000.00      1.94    6.400        358     90.00      637
550,000.01 - 600,000.00                 1     600,000.00      2.16    6.580        357     80.00      612
600,000.01 - 650,000.00                 2   1,244,000.00      4.47    5.934        358     75.05      689
700,000.01 - 750,000.00                 1     750,000.00      2.70    6.230        360     78.53      747
---------------------------------------------------------------------------------------------------------
Total:                                106  27,802,632.27    100.00    6.371        359     82.09      665
---------------------------------------------------------------------------------------------------------
Min: $104,000.00
Max: $750,000.00
Average: $262,288.98
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                # of        Principal      Curr     Gross   Remaining   Average   Average
Current Gross Rate             Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
5.000 - 5.499                      2       472,000.00      1.70     5.422         359     80.00       684
5.500 - 5.999                     21     5,022,450.00     18.06     5.845         359     79.11       682
6.000 - 6.499                     43    12,046,712.40     43.33     6.253         359     81.01       671
6.500 - 6.999                     33     8,791,369.73     31.62     6.720         358     85.04       653
7.000 - 7.499                      4       935,750.14      3.37     7.083         360     85.04       627
7.500 - 7.999                      3       534,350.00      1.92     7.802         358     82.48       610
---------------------------------------------------------------------------------------------------------
Total:                           106    27,802,632.27    100.00     6.371         359     82.09       665
---------------------------------------------------------------------------------------------------------
Min: 5.350
Max: 7.900
Weighted Average: 6.371
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                          Weighted
                                                             Weighted      Average
                                        Current     Pct by    Average       Stated   Weighted   Weighted
                         # of         Principal       Curr      Gross    Remaining    Average    Average
FICO                    Loans           Balance   Prin Bal     Coupon         Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
550 - 574                   1        204,000.00       0.73      7.750          358      85.00        553
575 - 599                   2        450,500.00       1.62      6.933          359      77.48        590
600 - 624                  13      3,827,270.00      13.77      6.520          359      80.61        616
625 - 649                  32      8,688,138.73      31.25      6.427          359      84.29        635
650 - 674                  22      5,316,397.63      19.12      6.378          358      82.15        663
675 - 699                  14      3,188,500.00      11.47      6.268          358      81.67        688
700>=                      22      6,127,825.91      22.04      6.158          359      80.30        736
---------------------------------------------------------------------------------------------------------
Total:                    106     27,802,632.27     100.00      6.371          359      82.09        665
---------------------------------------------------------------------------------------------------------
Min:          553
Max:          814
NZ Weighted Average: 665
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                          INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 27,802,632
                                                                    106 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                             Current    Pct by   Average      Stated  Weighted   Weighted
                               # of        Principal      Curr     Gross   Remaining   Average    Average
Original CLTV                 Loans          Balance  Prin Bal    Coupon        Term  Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
60.00 - 64.99                     1       150,000.00      0.54     6.480         360     63.16        714
65.00 - 69.99                     1       499,500.00      1.80     6.000         359     66.33        624
70.00 - 74.99                     3     1,307,896.24      4.70     6.088         357     71.88        702
75.00 - 79.99                    11     2,965,525.00     10.67     6.381         359     77.98        673
80.00 - 80.00                    51    12,484,060.55     44.90     6.213         359     80.00        669
80.01 - 84.99                     7     1,821,500.00      6.55     6.344         358     83.20        646
85.00 - 89.99                    13     3,008,385.51     10.82     6.729         358     87.51        650
90.00 - 94.99                    19     5,565,764.97     20.02     6.631         358     90.00        659
---------------------------------------------------------------------------------------------------------
Total:                          106    27,802,632.27    100.00     6.371         359     82.09        665
---------------------------------------------------------------------------------------------------------
Min: 63.16
Max: 90.00
Weighted Average: 82.09
%>80: 37.39
%>90: 0.00
%>95: 0.00
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                         Weighted
                                                            Weighted      Average
                                     Current      Pct by     Average       Stated    Weighted   Weighted
Original Term        # of          Principal        Curr       Gross    Remaining     Average    Average
(months)            Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
360                   106      27,802,632.27      100.00       6.371          359       82.09        665
---------------------------------------------------------------------------------------------------------
Total:                106      27,802,632.27      100.00       6.371          359       82.09        665
---------------------------------------------------------------------------------------------------------
Min: 360
Max: 360
Weighted Average: 360
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                         Weighted
                                                            Weighted      Average
                                     Current      Pct by     Average       Stated    Weighted   Weighted
Stated Remaining     # of          Principal        Curr       Gross    Remaining     Average    Average
Term (months)       Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
301 - 360             106      27,802,632.27      100.00       6.371          359       82.09        665
---------------------------------------------------------------------------------------------------------
Total:                106      27,802,632.27      100.00       6.371          359       82.09        665
---------------------------------------------------------------------------------------------------------
Min: 356
Max: 360
Weighted Average: 359
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                      Weighted
                                                         Weighted      Average
                                  Current      Pct by     Average       Stated    Weighted   Weighted
FRM               # of          Principal        Curr       Gross    Remaining     Average    Average
ARM              Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
ARM                 96      25,561,487.27       91.94       6.348          359       82.22        665
Fixed Rate          10       2,241,145.00        8.06       6.624          359       80.56        658
---------------------------------------------------------------------------------------------------------
Total:             106      27,802,632.27      100.00       6.371          359       82.09        665
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 2 of 6

POPULAR ABS 2005-C                                           INTEREST ONLY LOANS
FRIEDMAN BILLINGS                                     RAMSEY BALANCE: 27,802,632
                                                                     106 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                 Weighted    Average
                                             Current    Pct by    Average     Stated   Weighted  Weighted
                               # of        Principal      Curr      Gross  Remaining    Average   Average
Product                       Loans          Balance  Prin Bal     Coupon       Term   Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
ARM 2/28 - 60mo IO               91    24,513,589.78     88.17      6.364        359      82.13       665
Fixed 30 yr - 60mo IO            10     2,241,145.00      8.06      6.624        359      80.56       658
ARM 5/25 - 60mo IO                5     1,047,897.49      3.77      5.978        357      84.38       671
---------------------------------------------------------------------------------------------------------
Total:                          106    27,802,632.27    100.00      6.371        359      82.09       665
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
Prepayment Penalty Original      # of       Principal      Curr     Gross   Remaining   Average   Average
Term (months)                   Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
0                                  33    8,785,052.97     31.60     6.406         358     83.60       669
12                                  1      540,000.00      1.94     6.400         358     90.00       637
24                                 63   16,541,434.30     59.50     6.327         359     81.28       664
36                                  9    1,936,145.00      6.96     6.575         359     79.90       658
---------------------------------------------------------------------------------------------------------
Total:                            106   27,802,632.27    100.00     6.371         359     82.09       665
---------------------------------------------------------------------------------------------------------
Loans with Penalty: 68.40
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                      Weighted
                                                         Weighted      Average
                                  Current      Pct by     Average       Stated    Weighted   Weighted
                  # of          Principal        Curr       Gross    Remaining     Average    Average
Lien             Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
First Lien         106      27,802,632.27      100.00       6.371          359       82.09        665
---------------------------------------------------------------------------------------------------------
Total:             106      27,802,632.27      100.00       6.371          359       82.09        665
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                          Current     Pct by    Average      Stated   Weighted  Weighted
                            # of        Principal       Curr      Gross   Remaining    Average   Average
Documentation Type         Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
Full Doc                      96    24,534,632.27      88.25      6.350         359      81.99       667
Alt Doc                        8     2,848,000.00      10.24      6.390         359      82.67       652
SI                             2       420,000.00       1.51      7.452         359      83.86       635
---------------------------------------------------------------------------------------------------------
Total:                       106    27,802,632.27     100.00      6.371         359      82.09       665
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                           Current     Pct by    Average      Stated  Weighted   Weighted
                             # of        Principal       Curr      Gross   Remaining   Average    Average
Loan Purpose                Loans          Balance   Prin Bal     Coupon        Term  Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
Cashout Refinance              52    13,867,784.30      49.88      6.393         358     81.61       656
Purchase                       46    12,490,097.97      44.92      6.313         359     82.21       679
Rate/Term Refinance             8     1,444,750.00       5.20      6.658         359     85.65       627
---------------------------------------------------------------------------------------------------------
Total:                        106    27,802,632.27     100.00      6.371         359     82.09       665
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                  Page 3 of 6

POPULAR ABS 2005-C                                           INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 27,802,632
                                                                     106 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                 Weighted    Average
                                             Current    Pct by    Average     Stated   Weighted  Weighted
                               # of        Principal      Curr      Gross  Remaining    Average   Average
Property Type                 Loans          Balance  Prin Bal     Coupon       Term   Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
Single Family Detached           91    23,936,603.30     86.09      6.356        359      82.13       660
Condominium                      10     2,988,528.97     10.75      6.446        359      82.78       703
Townhouse                         3       549,500.00      1.98      6.658        360      78.02       628
Row Home                          2       328,000.00      1.18      6.258        359      80.00       686
---------------------------------------------------------------------------------------------------------
Total:                          106    27,802,632.27    100.00      6.371        359      82.09       665
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                          Weighted
                                                             Weighted      Average
                                       Current      Pct by    Average       Stated   Weighted    Weighted
                        # of         Principal        Curr      Gross    Remaining    Average     Average
Occupancy Type         Loans           Balance    Prin Bal     Coupon         Term   Orig LTV        FICO
---------------------------------------------------------------------------------------------------------
Owner-Occupied            96     24,017,353.30       86.39      6.384          359      82.29         660
Second Home               10      3,785,278.97       13.61      6.287          358      80.79         693
---------------------------------------------------------------------------------------------------------
Total:                   106     27,802,632.27      100.00      6.371          359      82.09         665
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                          Weighted
                                                             Weighted      Average
                                       Current      Pct by    Average       Stated   Weighted    Weighted
                        # of         Principal        Curr      Gross    Remaining    Average     Average
State                  Loans           Balance    Prin Bal     Coupon         Term   Orig LTV        FICO
---------------------------------------------------------------------------------------------------------
North Carolina          14        3,848,656.67       13.84      6.286          358      80.77         681
Virginia                12        3,523,644.76       12.67      6.351          359      80.92         660
New Jersey              8         3,045,408.97       10.95      6.496          359      84.02         693
Maryland                10        2,487,875.00        8.95      6.510          359      78.89         632
California              7         2,133,796.24        7.67      6.389          358      79.67         664
Georgia                 9         1,861,600.00        6.70      6.354          358      86.54         657
Florida                 8         1,820,550.00        6.55      6.253          359      79.87         653
Pennsylvania            3           955,600.00        3.44      6.459          360      84.94         651
Arizona                 4           785,520.00        2.83      6.219          360      79.76         696
Nevada                  4           773,600.00        2.78      6.236          358      80.00         653
Illinois                2           601,400.00        2.16      6.461          359      85.24         630
Michigan                2           582,350.00        2.09      6.714          359      84.89         626
New Mexico              2           566,900.00        2.04      6.390          357      87.16         651
Rhode Island            1           540,000.00        1.94      6.400          358      90.00         637
Minnesota               2           453,997.49        1.63      6.223          358      84.34         635
South Carolina          1           404,800.00        1.46      6.080          357      80.00         696
Wisconsin               2           393,120.00        1.41      6.702          358      86.14         733
Kentucky                1           384,000.00        1.38      6.470          359      80.00         643
Ohio                    2           375,250.14        1.35      6.689          358      85.31         650
South Dakota            2           369,739.00        1.33      6.380          358      85.77         729
Oregon                  2           326,800.00        1.18      5.560          359      80.00         747
Connecticut             1           284,000.00        1.02      6.380          359      80.00         630
Washington              1           235,000.00        0.85      6.500          356      81.88         673
Maine                   1           228,500.00        0.82      5.630          359      82.79         636
North Dakota            1           200,500.00        0.72      6.630          357      87.94         680
Iowa                    1           176,024.00        0.63      6.250          358      80.00         663
Delaware                1           172,000.00        0.62      5.990          360      80.00         633
Colorado                1           168,000.00        0.60      6.870          360      80.00         689
Tennessee               1           104,000.00        0.37      6.130          358      80.00         627
---------------------------------------------------------------------------------------------------------
Total:                 106       27,802,632.27      100.00      6.371          359      82.09         665
---------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 22407(2.86879%),28445(2.69759%),8243(2.25878%)
Number of States: 29
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                  Page 4 of 6

POPULAR ABS 2005-C                                           INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 27,802,632
                                                                     106 RECORDS
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                            Current    Pct by    Average      Stated   Weighted   Weighted
                             # of         Principal      Curr      Gross   Remaining    Average    Average
Gross Margin                Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------
6.500 - 6.999                  96     25,561,487.27    100.00      6.348         359      82.22        665
----------------------------------------------------------------------------------------------------------
Total:                         96     25,561,487.27    100.00      6.348         359      82.22        665
----------------------------------------------------------------------------------------------------------
Min (>0): 6.500
Max: 6.500
Weighted Average (>0): 6.500
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                            Current    Pct by    Average      Stated   Weighted   Weighted
                             # of         Principal      Curr      Gross   Remaining    Average    Average
Minimum Interest rate       Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------
5.000 - 5.499                   2        472,000.00      1.85      5.422         359      80.00        684
5.500 - 5.999                  19      4,704,450.00     18.40      5.852         359      79.05        678
6.000 - 6.499                  40     11,154,417.40     43.64      6.236         359      81.26        672
6.500 - 6.999                  30      8,123,369.73     31.78      6.709         358      85.03        653
7.000 - 7.499                   3        718,250.14      2.81      7.069         359      88.09        637
7.500 - 7.999                   2        389,000.00      1.52      7.821         358      81.54        604
----------------------------------------------------------------------------------------------------------
Total:                         96     25,561,487.27    100.00      6.348         359      82.22        665
----------------------------------------------------------------------------------------------------------
Min (>0): 5.350
Max: 7.900
Weighted Average (>0)6.350
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                            Current    Pct by    Average      Stated   Weighted   Weighted
                             # of         Principal      Curr      Gross   Remaining    Average    Average
Maximum Interest Rate       Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------
11.000 - 11.499                 2        472,000.00      1.85      5.422         359      80.00        684
11.500 - 11.999                19      4,704,450.00     18.40      5.852         359      79.05        678
12.000 - 12.499                40     11,154,417.40     43.64      6.236         359      81.26        672
12.500 - 12.999                30      8,123,369.73     31.78      6.709         358      85.03        653
13.000 - 13.499                 3        718,250.14      2.81      7.069         359      88.09        637
13.500 - 13.999                 2        389,000.00      1.52      7.821         358      81.54        604
----------------------------------------------------------------------------------------------------------
Total:                         96     25,561,487.27    100.00      6.348         359      82.22        665
----------------------------------------------------------------------------------------------------------
Min(>0): 11.350
Max: 13.900
Weighted Average(>0)12.350
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                            Current    Pct by    Average      Stated   Weighted   Weighted
                             # of         Principal      Curr      Gross   Remaining    Average    Average
Initial Periodic Rate Cap   Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------
3.000                          96     25,561,487.27    100.00      6.348         359      82.22        665
----------------------------------------------------------------------------------------------------------
Total:                         96     25,561,487.27    100.00      6.348         359      82.22        665
----------------------------------------------------------------------------------------------------------
Min(>0): 3.000
Max:3.000
Weighted Average(>0): 3.000
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 5 of 6

POPULAR ABS 2005-C                                           INTEREST ONLY LOANS
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 27,802,632
                                                                     106 RECORDS
================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                                   Weighted     Average
                                               Current    Pct by    Average      Stated   Weighted   Weighted
                               # of          Principal      Curr      Gross   Remaining    Average    Average
Subsequent Periodic Rate Cap   Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO

-------------------------------------------------------------------------------------------------------------
1.500                             96     25,561,487.27    100.00      6.348         359      82.22        665
-------------------------------------------------------------------------------------------------------------
Total:                            96     25,561,487.27    100.00      6.348         359      82.22        665
-------------------------------------------------------------------------------------------------------------
Min(>0): 1.500
Max: 1.500
Weighted Average(>0): 1.500
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 6 of 6